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                                                                 EXHIBIT 10.22.3


                         PLEDGE AND SECURITY AGREEMENT


                  PLEDGE AND SECURITY AGREEMENT, dated as of April 1, 1999 (as amended, modified or supplemented from time to time, this "AGREEMENT"), made by each of the undersigned (each a "PLEDGOR", and together with any entity that becomes a party hereto pursuant to Section 24 hereof, the "PLEDGORS"), in favor of THE CHASE MANHATTAN BANK, as Collateral Agent (the "PLEDGEE"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Loan Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:


                  WHEREAS, FelCor Lodging Trust Incorporated (the "REIT") and FelCor Lodging Limited Partnership (the "OPERATING PARTNERSHIP"), (each a "BORROWER" and collectively, the "BORROWERS"), various lenders from time to time party thereto (the "LENDERS"), The Chase Manhattan Bank, as Administrative Agent (in such capacity and together with any successor agent, the "ADMINISTRATIVE AGENT"), and, together with the Pledgee, the Administrative Agent, and the Lenders and their respective successors and assigns, and together with any other lenders from time to time party to the Loan Agreement hereinafter referred to, the "LENDER CREDITORS"), have entered into a Loan Agreement, dated as of April 1, 1999, providing for the making of a Loan to the Borrowers all as contemplated therein (as used herein, the term "LOAN AGREEMENT" means the Loan Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantor thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders);

                  WHEREAS, pursuant to the Guaranty, the Guarantors have jointly and severally guaranteed to the Lender Creditors the payment when due of all obligations and liabilities of each Borrower under or with respect to the Loan Documents (as used herein, the term "LOAN DOCUMENTS" shall have the meaning provided in the Loan Agreement and shall include any documentation executed and delivered in connection with any replacement or refinancing Loan Agreement), the R/C Documents (as hereinafter defined) and the Felcor Note Documents (as hereinafter defined);

                  WHEREAS, the Operating Partnership has, prior to the date hereof, issued $300,000,000.00 in aggregate principal amount of notes pursuant to the Indenture (the "FELCOR NOTES"; with the holders from time to time of such FelCor Notes being herein called the "FELCOR NOTEHOLDERS");




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                  WHEREAS, the Borrowers entered into a revolving credit
facility and term loan pursuant to the Fourth Amended and Restated Credit Agreement dated as of July 1, 1998 among Borrowers (formerly known as FelCor Suite Hotels, Inc. and FelCor Suites Limited Partnership) and various lenders from time to time party thereto (the "R/C CREDITORS") and The Chase Manhattan Bank, as Administrative Agent (the "CREDIT AGREEMENT");

                  WHEREAS, the Term Loan is being made, among other reasons, to refinance the term loans made to the Borrowers under the Credit Agreement;

                  WHEREAS, the Term Loan Obligations (as defined below) are to be secured hereunder on an equal and ratable basis as with the R/C Obligations (as defined below) and the FelCor Note Obligations (as defined below) as provided herein;

                  WHEREAS, it is a condition precedent to the advance of sums under the Loan Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

                  WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the immediately preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS; CERTAIN EXCLUDED OBLIGATIONS, SUBORDINATION OF CERTAIN SECURITY INTERESTS. This Agreement is made by each Pledgor for the benefit of the Lender Creditors and the R/C Creditors (collectively, the "INSTITUTIONAL LENDERS"), and each of the FelCor Noteholders (the Institutional Lenders and the FelCor Noteholders, collectively, together with the Pledgee, the "SECURED CREDITORS"), to secure:

                  (a) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor and Borrowers to the Lender Creditors, now existing or hereafter incurred under, arising out of or in connection with the Loan Agreement and all other Loan Documents to which it is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor and Borrowers under the Loan Agreement and under the Guaranty or under any other guarantee by it of obligations pursuant to any Loan Agreement) and the due performance and compliance by such Pledgor and Borrowers with the terms of each such Loan Document (all such obligations and liabilities under this clause (i) being herein collectively, called the "TERM LOAN OBLIGATIONS");

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                  (b) the full and prompt payment when due (whether at the
stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor and Borrowers to the R/C Creditors, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other documents executed in connection with or pursuant to the Credit Agreement (together with the Credit Agreement, (the "R/C DOCUMENTS") and the due performance and compliance by such Pledgor and the Borrowers with the terms of such Credit Agreement (all such obligations and liabilities under this clause
(ii) being herein collectively, called the "R/C OBLIGATIONS" and, together with the Term Loan Obligations, collectively the "LOAN DOCUMENT OBLIGATIONS");

                  (c) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor (as obligor or guarantor, as applicable) and the Operating Partnership to the FelCor Noteholders, whether now existing or hereafter incurred under, arising out of or in connection with the FelCor Notes and the other documents executed in connection with or pursuant to the Indenture (the "FELCOR NOTE DOCUMENTS") to which such Pledgor is at any time a party and the due performance and compliance by such Pledgor and the Operating Partnership with all of the terms, conditions and agreements on its part contained in the FelCor Note Documents (all such obligations and liabilities under this clause (iii) being herein collectively, called the "FELCOR NOTE OBLIGATIONS" and collectively, with the R/C Obligations, the "OTHER OBLIGATIONS");

                  (d) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                  (e) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (a) through (d) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default at any time under, and as defined in, the Loan Agreement and, if the related Obligations (as defined below) are secured hereunder at such time, the FelCor Note Documents, the Credit Agreement and any payment default (after the expiration of any applicable grace period) on any of the Obligations secured hereunder at such time) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (f) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (a) through (f) of this Section 1, subject to the provisions of following clause
(b), being herein collectively called the "OBLIGATIONS," it being acknowledged and agreed that the "OBLIGATIONS" shall




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include extensions of credit of the type described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.



                  2. DEFINITION OF STOCK, LIMITED LIABILITY COMPANY INTERESTS, PARTNERSHIP INTERESTS, SECURITIES, ETC. (a) As used herein: (i) the term "STOCK" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "DOMESTIC CORPORATION"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to corporations that are not Domestic Corporations (each a "FOREIGN CORPORATION"), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor, provided that, (A) except as provided in the last sentence of this Section 2(a), such Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock entitled to vote for the directors of such Foreign Corporation (herein called "VOTING Stock") owned by such Pledgor of any Foreign Corporation, (B) the Pledgor shall be required to pledge hereunder 100% of the issued and outstanding shares of all capital stock which is not Voting Stock (herein called "NON-VOTING STOCK") at any time owned by the Pledgor of any Foreign Corporation; (ii) the term "LIMITED LIABILITY COMPANY INTEREST" shall mean the entire limited liability company interests at any time owned by each Pledgor in any limited liability company; (iii) the term "PARTNERSHIP INTEREST" shall mean the entire partnership interests (whether general and/or limited partnership interests) at any time owned by each Pledgor in any Person; and (iv) the term "SECURITIES" shall mean all of the Stock, Limited Liability Company Interests and Partnership Interests.

         (b) All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "PLEDGED STOCK," all Limited Liability Company Interests at any time pledged or, required to be pledged hereunder are hereinafter called the "PLEDGED LIMITED LIABILITY COMPANY INTERESTS," all Partnership Interests at any time pledged or required to be pledged hereunder are hereinafter called the "PLEDGED PARTNERSHIP INTERESTS" all of the Pledged Stock, Pledged Limited Liability Company Interests and Pledged Partnership Interests together are hereinafter called the "PLEDGED SECURITIES" which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder and all rights under
Section 3.1(a)(iv) and (v) are hereinafter called the "COLLATERAL". Each Pledgor represents and warrants that on the date hereof (i) the Pledged Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto; (ii) such Pledged Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (iii) the Pledged Limited Liability Company Interests held by such Pledgor consist of the number and type of interest of the issuing Person (each a "PLEDGED LIMITED LIABILITY COMPANY") as described in Annex B hereto; (iv) such Pledged Limited Liability Company Interests constitute that percentage of the issued and outstanding equity interests of the issuing Person as set forth in Annex B hereto; (v) the Pledged Partnership Interests held by such


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Pledgor constitute that percentage of the entire Partnership Interest of the respective partnership (each a "PLEDGED PARTNERSHIP") as is set forth in Annex C hereto for such Pledgor; and (vi) on the date hereof, such Pledgor owns no other Pledged Securities.







                  3. PLEDGE OF SECURITIES, ETC.

                  3.1 Pledge. (a) To secure all Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee; (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement; (iv) transfers and assigns to the Pledgee all of such Pledgor's Pledged Limited Liability Company Interests and all of such Pledged Pledgor's right, title and interest in each limited liability company to which such interests relate, whether now existing or hereafter acquired, including, without limitation:

                  (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of such Pledged Limited Liability Company Interests;

                  (B) all other payments due or to become due to such Pledgor in respect of Pledged Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (C) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Pledged Limited Liability Company Interests;

                  (D) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;


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                  (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Pledged Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Pledged Limited Liability Company Interest and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                  (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and (G) to the extent not otherwise included, all proceeds of any or all of the foregoing;

and (v) transfers and assigns to the Pledgee such Pledgor's Pledged Partnership Interests (and delivers any certificates or instruments evidencing such partnership interests, duly endorsed in blank) and all of such Pledgor's right, title and interest in each Pledged Partnership including, without limitation:

                  (A) all of the capital thereof and its interest in all profits, losses, Partnership Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of any such Collateral;

                  (B) all other payments due or to become due to such Pledgor in respect of any such Collateral, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (C) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any partnership or other agreement or at law or otherwise in respect of any such Collateral;

                  (D) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;

                  (E) all of such Pledgor's rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Pledged Partnership Interest, including any power, if any, to


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terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Pledged Partnership Interest and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                  (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  (G) to the extent not otherwise included, all proceeds of any or all of the foregoing.

                  (b) As used herein, the term "LIMITED LIABILITY COMPANY ASSETS" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned or represented by any Pledged Limited Liability Company Interest.

                  (c) As used herein, the term "PARTNERSHIP ASSETS" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned by any Pledged Partnership or represented by any Pledged Partnership Interest.

                  3.2 Subsequently Acquired Securities. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities which represent ownership interests in any Required Guarantor at any time or from time to time after the date hereof, such Securities shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1(a) and, furthermore, such Pledgor will forthwith deliver and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, and accompanied by undated stock powers duly executed in blank in the case of Stock, Limited Liability Company Interests or Partnership Interests or such other instruments of transfer as are reasonably acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any Authorized Officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. Subject to the last sentence of Section 2(a) hereof, any pledge of Voting Stock of any Foreign Corporation shall be subject to the provisions of part (A) of the proviso to clause (i)(y) of Section 2(a) hereof.


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                  3.3 Uncertificated Securities. If any Pledged Securities
(whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-106 and 9-115 of the New York UCC, if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of such Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to (i) exercise any and all voting and other consensual rights pertaining to the Pledged Stock and to give all consents, waivers or ratifications in respect thereof; and (ii) exercise any and all voting, consent, administration, management and other rights and remedies under (x) any limited liability company agreement or operating agreement or otherwise with respect to the Pledged Limited Liability Interests of such Pledgor and (y) any partnership agreement or otherwise with respect to the Pledged Partnership Interests of such Pledgor; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or any other Loan Document, or which would have the effect of impairing the rights, priorities or remedies of the Pledgee or any other Secured Creditor under this Agreement or any other Loan Documents. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends and other cash distributions payable in respect of the Pledged Securities shall be paid to the respective Pledgor. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock, Pledged Limited Liability Company Interests and Pledged Partnership Interests;


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                  (ii) all other or additional stock or other securities or
property (including cash) paid or distributed in respect of the Pledged Stock, Pledged Limited Liability Company Interests or Pledged Partnership Interests by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 and Section 7 below shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Loan Document or, to the extent then in effect and secured hereby the Credit Agreement and any FelCor Note Document (with all of the Documents listed above being herein collectively called the "SENIOR DOCUMENTS" or the "SECURED DEBT AGREEMENTS") or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral payable to such Pledgor under Section 6 hereof; ---------

                  (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees (the Pledgee agrees to promptly notify the relevant Pledgor after such transfer; provided, however, that the failure to give such notice shall not affect the validity of such transfer);

                  (iii) to vote all or any part of the Pledged Stock, Pledged Limited Liability Company Interests or Pledged Partnership Interests (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

                  (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to


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sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least ten (10) Business Days' notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting in accordance with the Loan Agreement and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agents or the Pledgee, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement. The Secured Creditors further agree that the Pledgee has sole discretion to release all or any portion of the Collateral in accordance with the Loan Agreement from time to time and that any such release shall automatically, without any further action by Pledgee, serve to release such Collateral as security for all of the Obligations and no consent from or notice to any Secured Creditor is required in connection with any such release.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral of each Pledgor, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                  first, to the payment of all Obligations owing to the
              Collateral Agent of the type provided in clauses (e) and (f) of the definition of Obligation;


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                  second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as hereinafter defined) of the respective Pledgor shall be paid to the Secured Creditors (with such Secured Creditors being herein called the "SENIOR SECURED CREDITORS") as provided in Section 9(e) hereof, with each Senior Secured Creditor receiving an amount equal to its outstanding Primary Obligations of such Pledgor or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as hereinafter defined) of the amount remaining to be distributed;

                  third, to the extent proceeds remain after the application pursuant to the preceding clauses first and second, an amount equal to the outstanding Secondary Obligations of the respective Pledgor shall be paid to the Senior Secured Creditors as provided in Section 9(e) hereof, with each Senior Secured Creditor receiving an amount equal to its outstanding Secondary Obligations (as hereinafter defined) of such Pledgor or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  fourth, to the extent proceeds remain after the application pursuant to the preceding clauses first through third inclusive, and following the termination of this Agreement pursuant to
              Section 18 hereof, to the relevant Pledgor or to whomever may be legally entitled to receive such surplus.

         (b) For purposes of this Agreement (x) "PRO RATA SHARE" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, of the respective Pledgor and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, of the respective Pledgor, (y) "PRIMARY OBLIGATIONS" of any Pledgor shall mean (i) in the case of the Term Loan Obligations, all Obligations of such Pledgor arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the Loan and all regularly accruing fees, (ii) in the case of the FelCor Note Obligations, all Obligations of such Pledgor secured hereby arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the FelCor Notes, and (iii) in the case of the R/C Obligations and all Obligations of such Pledgor secured hereby arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the R/C Obligations and all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the regularly accruing Fees, (z) "SECONDARY OBLIGATIONS" of any Pledgor shall mean all Obligations of such Pledgor secured hereby other than Primary Obligations.

         (c) When payments to Senior Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Senior Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 9 only) (i) first, to the Primary Obligations of the respective Pledgor and (ii) second, to the Secondary Obligations of the respective Pledgor.

         (i) INTENTIONALLY DELETED

         (d) All payments required to be made hereunder shall be made (i) if to the Lender Creditors, to the Administrative Agent under the Loan Agreement for the account of the Lender Creditors, and (ii) if to any other Secured Creditors (other than the Collateral Agent), to the trustee, Administrative Agent or other similar representative (each a "Representative") for such Secured Creditors or, in the absence of such a Representative, directly to the other Secured Creditors.

         (e) For purposes of applying payments received in accordance with this
Section 9, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Loan Agreement and (ii) the Representative for any other Secured Creditors or, in the absence of such a Representative, upon the respective Secured Creditors for a determination (which the Administrative Agent, each Representative for any other Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Secured Creditors.

         (f) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations of such Pledgor.

         10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         11. INDEMNITY. Each Pledgor jointly and severally agrees (a) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (b) to reimburse the Pledgee and each other Secured Creditor for all reasonable costs and expenses, including reasonable attorneys' fees, in each case to the extent growing out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (a) and (b) above, to the extent arising from the Pledgee's or such other Secured Creditor's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each

Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the applicable UCC or such other law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably deem necessary or advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

         (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

         13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth in Annex G hereto, the terms of which shall be deemed incorporated herein by reference as fully as if same were set forth herein in their entirety.

         14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and as permitted by the terms of the Loan Agreement).

         15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

         (i) it is the legal, record and beneficial owner of, and has good title to, all Pledged Securities purported to be owned by such Pledgor (including as shown on Annexes A, B and C hereof), subject to no Lien, except the Liens created by this Agreement and Liens permitted under Section 5.7 of the Loan Agreement;

         (ii) it has full power, authority and legal right to pledge all the Pledged Securities;

         (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);

         (iv) no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries and any other partners or members of such Pledgor's partnerships or limited liability companies) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (except any filings required under the UCC, which filings have been made) or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, except those which have been obtained or made or as may be required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder or which may be required to be obtained by the Pledgee pursuant to Section 22 or 23 hereof in connection with the exercise of its rights and remedies hereunder;

         (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws (or analogous organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition (or the obligation to create or impose) of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

         (vi) all the shares of Stock and all Pledged Limited Liability Company interests have been duly and validly issued, are fully paid and nonassessable and subject to no options to purchase or similar rights;

         (vii) the pledge, assignment and delivery (which delivery has been made) to the Pledgee of the Pledged Stock creates a valid and perfected first security interest in such Stock, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Securities;

         (viii) each Pledged Partnership Interest has been validly acquired and is fully paid for (to the extent applicable) and is duly and validly pledged hereunder;

         (ix) each partnership agreement is the legal, valid and binding obligation of the applicable Pledgor, enforceable in accordance with its terms;

         (x) no Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any general or limited partnership agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any partnership agreement to which such Pledgor is a party, or otherwise in default or violation thereunder;

         (xi) no Pledged Partnership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto;

         (xii) the pledge and assignment of the Pledged Partnership Interests and/or Pledged Limited Liability Company Interests pursuant to this Agreement, together with the relevant filings or recordings under the UCC (which filings and recordings have been or will be made), create a valid perfected and continuing first priority security interest in such Partnership Interests and/or Limited Liability Company Interests and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgee or which would include the Collateral;

         (xiii) there are no currently effective financing statements in respect of the UCC covering property which is now or hereafter may be included in the Collateral and such Pledgor will not, without the prior written consent of the Pledgee, execute and, until the Termination Date (as hereinafter defined), there will not ever be on file in any public office any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

         (xiv) each Pledgor shall give the Pledgee prompt notice of any written claim it receives relating to the Collateral; and

         (xv) each Pledgor shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee's interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof.

         Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

         (b) Each Pledgor hereby further represents, warrants and covenants that as of the date hereof, the chief executive office of such Pledgor is located at the address indicated on Annex F hereto for such Pledgor. Such Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 15(b). No Pledgor shall establish new locations for such offices until (i) it shall have given to the Pledgee not less than thirty (30) days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request, (ii) it shall have delivered to the Pledgee a written supplement to Annex F hereto in the form of Exhibit A-1 hereto as provided in clause (c) below showing the new location of its chief executive office and
(iii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain all security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         (c) Without in any way limiting Section 3.2 hereof, at any time and from time to time that any Pledgor (x) determines that the information with respect to it contained on Annex A, B, C and/or F, as the case may be, is inaccurate or (y) acquires any additional Securities which have not already been pledged hereunder and reflected on Annexes A through C, as appropriate, such Pledgor shall deliver a supplement to this Agreement, substantially in the form of Exhibit A-1 hereto (each a "PLEDGE AND SECURITY AGREEMENT SUPPLEMENT") adding (or, in the case of any Securities released pursuant to Section 18(b) hereof, deleting) such Securities to (from) Annexes A through C hereto, as appropriate. The execution and delivery of any such supplement shall not require the consent of any Pledgor hereunder. It is understood and agreed that the pledge and security interests granted hereunder shall apply to all Collateral as provided in Section 3.1 regardless of the failure of any Pledgor to deliver, or any inaccurate information stated in, the Pledge and Security Agreement Supplement as otherwise provided above.

         (d) Each Pledgor hereby covenants and agrees that with respect to all Partnership Interests or Limited Liability Company Interests, in each case required to be pledged by it hereunder, such Pledgor will deliver to the respective Pledged Partnerships or Pledged Limited Liability Companies, as the case may be (with copies to the Collateral Agent) a notice (appropriately completed) in the form of Annex D attached hereto and by this reference made a part hereof (each such notice a "PARTNERSHIP/LLC NOTICE") and such Pledgor will use its reasonable best efforts to cause to be delivered to the Collateral Agent an acknowledgment in the form set forth as Annex E attached hereto (each such acknowledgment, a "PLEDGE ACKNOWLEDGMENT"), duly executed by the relevant Pledged Partnership and/or Pledged Limited Liability Company, as the case may be, in each case within forty-five days following the date of any pledge of any Pledged Partnership Interests or Pledged Limited Liability Company Interests hereunder.

                  (e) Each Pledgor hereby represents and warrants that none of the Pledged Partnership Interests or Pledged Limited Liability Company Interests pledged by such Pledgor pursuant to this Agreement are dealt in or traded on securities exchange or in securities markets, and none of the partnership agreements or limited liability company agreements relating to such Pledged Partnership Interests or Pledged Limited Liability Company Interests expressly provide that any such interests is a security governed by Article 8 of the UCC as it is in effect in the State of Texas.

                  (f) Each Pledgor pledging Pledged Stock in FelCor Canada Company hereby represents and warrants that such Pledged Stock is certificated.

         16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any limitation on any other Pledgor's liability or obligations under this Agreement, the Guaranty or any other Loan Document or any invalidity or unenforceability, in whole or in part, of this Agreement, the Guaranty or any other Loan Document or any term thereof; or (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

         17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or State securities law or laws to be effected to the extent practicable with respect to all or any part of the Pledged Securities, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Securities, including, without limitation, registration under the Securities Act as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the

Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of the Pledged Securities against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

         (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least ten (10) Business Days' notice of the time and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion:
(i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

         18. TERMINATION, RELEASE. (a) After the Term Loan Obligations Termination Date (as defined in Section 20), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

         (b) At any time and from time to time Pledgee is authorized, upon written instruction by Administrative Agent to release any portion of the Collateral as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement

         (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or
(b), and the Pledgee shall be entitled (but not required) to conclusively rely thereon.

         19. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

         (a) if to any Pledgor, at the address indicated therefor on Annex F hereto.

         (b) if to the Pledgee, at:

                  THE CHASE MANHATTAN BANK
                  380 Madison Avenue, 10th Floor
                  New York, New York 10017
                  Facsimile: (212) 622-3395
                  Phone:     (212) 622-3369
                  Attn: Charles Hoagland

         With a copy to:

                  THE CHASE MANHATTAN BANK
                  Loan and Agency Services
                  One Chase Manhattan Plaza, 8th Floor
                  New York, New York 10081
                  Facsimile: (212) 552-5701
                  Phone:     (212) 552-7469
                  Attn: Linda Rodriguez


         (c) if to any Lender Creditor (other than the Pledgee), (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Loan Agreement or (y) at such address as such Lender Creditor shall have issued in the Loan Agreement;

         (d) if to any other Secured Creditor, (x) to the Representative for such Secured Creditor or (y) if there is no such representative, at such address as such Secured Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been finished in writing by any Person described above to the party required to give notice hereunder.

         20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby (it being understood that additional Pledgors may be added as parties hereto from time to time in accordance with Section 24 and Pledgors may be released as parties hereto in accordance with Section 21, and that no consent of any other Pledgor or of the Secured Creditors shall be required in connection therewith) and the Pledgee (with the written consent of the Administrative Agent at all times prior to the time at which all Term Loan Obligations have been paid in full and all commitments pursuant to the Loan Agreement have terminated (with such date being herein called the "TERM LOAN OBLIGATIONS TERMINATION DATE".

         21. RELEASE OF GUARANTORS. In the event any Pledgor which is a Subsidiary of any Borrower party to the Guaranty is released from the Guaranty, such Pledgor (so long as not a Borrower) shall be released from this Agreement and this Agreement shall, as to such Pledgor only, have no further force or effect.

         22. INTENTIONALLY DELETED

         23. INTENTIONALLY DELETED

         24. ADDITIONAL PLEDGORS. Pursuant to Section 7.1 of the Loan Agreement, certain Subsidiaries of a Borrower may after the date hereof be required to enter into this Agreement as a Pledgor. Upon execution and delivery, after the date hereof, by the Collateral Agent and such Subsidiary of an instrument in the form of Exhibit A-2, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor hereunder. Each Subsidiary which is required to become a party to this Agreement shall so execute and deliver a copy of Exhibit A-2 to the Collateral Agent and, at such time, shall execute a Pledge and Security Agreement Supplement in the form of Exhibit A-1 to this Agreement with respect to all Collateral of such Pledgor required to be pledged hereunder, which Supplement shall be completed in accordance with Exhibit A-1. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. Upon the execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Exhibit A-2 as provided above, it is understood and agreed that the pledge and security interests hereunder shall apply to all Collateral of such additional Pledgor provided in Section 3.1 hereof regardless of any failure of any additional Pledgor to deliver, or any inaccurate information stated in, the Pledge and Security Agreement Supplement.

         25. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all representations, warranties, covenants and agreements on the part of the Pledgors contained herein and otherwise in writing in connection herewith.

         26. LIMITATION BY LAW; SEVERABILITY. All rights, remedies and powers in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law and may be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable, in whole or in part.

         27. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or any partnership and the Pledgee or any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of the respective Pledged Limited Liability Interest or Pledged Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

         (b) Except as provided in the last sentence of paragraph (a) of this Section, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor.

         (c) The Pledgee shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

         (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

         28. CONTINUING PLEDGORS. The rights and obligations of each Pledgor (other than the respective released Pledgor in the case of following clause
(y)) hereunder shall remain in full force and effect notwithstanding (x) the addition of any new Pledgor as a party to this Agreement as contemplated by preceding Section 24 or otherwise and/or (y) the release of any Pledgor under this Agreement as contemplated by Section 21 or otherwise.

         29. NO FRAUDULENT CONVEYANCE. Each Pledgor hereby confirms that it is its intention that this Agreement not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law. To effectuate the foregoing intention, each Pledgor hereby irrevocably agrees that its obligations and liabilities hereunder shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Pledgor that are relevant under such laws, result in the obligations and liabilities of such Pledgor hereunder in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

         30. INTENTIONALLY DELETED

         31. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; provided that no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Pledgee. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS). The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                       [PLEDGOR SIGNATURES]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.





                                         FELCOR LODGING TRUST INCORPORATED,
                                         a Maryland corporation





                                         By: /s/ LAWRENCE D. ROBINSON
                                            ----------------------------
                                            Name:  Lawrence D. Robinson
                                            Title: Senior Vice President






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.




                                        FELCOR LODGING LIMITED PARTNERSHIP,
                                        a Delaware Limited Partnership



                                        By: FELCOR LODGING TRUST INCORPORATED,
                                            a Maryland corporation, its sole
                                            general partner




                                        By: /s/ LAWRENCE D. ROBINSON
                                           ----------------------------
                                           Name:  Lawrence D. Robinson
                                           Title: Senior Vice President






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.





                                       FELCOR CANADA HOLDING GP, L.L.C., a
                                       Delaware limited liability company






                                       By: /s/ LAWRENCE D. ROBINSON
                                          ----------------------------
                                          Name:  Lawrence D. Robinson
                                          Title: Senior Vice President






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                                      FELCOR CANADA HOLDING, L.P., a
                                      Delaware limited partnership



                                      By: FELCOR CANADA HOLDING GP, L.L.C., a
                                          Delaware limited liability company,
                                          its sole general partner


                                          By: /s/ LAWRENCE D. ROBINSON
                                             ---------------------------------
                                             Name: Lawrence D. Robinson
                                             Title: Senior Vice President




                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                            HHHC GENPAR, L.P., a Delaware limited
                            partnership

                            By:  FELCOR HOTELS GENPAR, L.L.C., a
                                 Delaware limited liability company, its sole
                                 general partner



                                 By: /s/ LAWRENCE D. ROBINSON
                                    ------------------------------------------
                                    Name: Lawrence D. Robinson
                                    Title: Senior Vice President






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                                    FELCOR/CSS HOTELS, L.L.C., a Delaware
                                    limited liability company






                                    By: /s/ LAWRENCE D. ROBINSON
                                       ----------------------------
                                       Name: Lawrence D. Robinson
                                       Title: Senior Vice President






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                                   FELCOR HOTELS LIMPAR, L.L.C., a
                                   Delaware limited liability company






                                   By: /s/ LAWRENCE D. ROBINSON
                                      ----------------------------
                                      Name: Lawrence D. Robinson
                                      Title: Senior Vice President






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                                        FELCOR HOTELS GENPAR, L.L.C., a
                                        Delaware limited liability company






                                        By: /s/ LAWRENCE D. ROBINSON
                                           ----------------------------
                                           Name: Lawrence D. Robinson
                                           Title: Senior Vice President






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                                     FELCOR HOTEL ASSET COMPANY, L.L.C., a
                                     Delaware limited liability company







                                     By: /s/ LAWRENCE D. ROBINSON
                                         ----------------------------
                                         Name: Lawrence D. Robinson
                                         Title: Senior Vice President






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                                      FELCOR/LAX HOTELS, L.L.C., a
                                      Delaware limited liability company






                                      By: /s/ LAWRENCE D. ROBINSON
                                         ----------------------------
                                         Name: Lawrence D. Robinson
                                         Title: Senior Vice President






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                                    FELCOR NEVADA HOLDINGS, L.L.C., a
                                    Nevada limited liability company





                                    By: /s/ LAWRENCE D. ROBINSON
                                        --------------------------------------
                                        Name: Lawrence D. Robinson
                                        Title: Senior Vice President & Manager






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                                    FHAC NEVADA HOLDINGS, L.L.C., a
                                    Nevada limited liability company





                                    By: /s/ LAWRENCE D. ROBINSON
                                       --------------------------------------
                                       Name: Lawrence D. Robinson
                                       Title: Senior Vice President & Manager






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.






                                    FELCOR HHCL COMPANY,L.L.C., a
                                    Delaware limited liability company






                                    By: /s/ LAWRENCE D. ROBINSON
                                        ----------------------------
                                        Name: Lawrence D. Robinson
                                        Title: Senior Vice President